UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
Forrester Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 613-6000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     The Company has entered into an agreement with Julie Meringer, former Managing Director, Information Technology Client Group, who resigned from the Company effective January 3, 2011. The agreement provides for an aggregate payment of $269,250 to be paid to Ms. Meringer in proportionate increments in accordance with the Company’s normal payroll practices during the one-year period beginning January 11, 2011 and incidental personal transition benefits.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2011	FORRESTER RESEARCH, INC.
	By:	/s/ Gail S. Mann
Gail S. Mann
Chief Legal Officer and Secretary